UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 21, 2013
Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Virginia
(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
309 North Fifth Street
Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Supertel Hospitality, Inc. (the “Company”) held its annual meeting of shareholders on May 21, 2013.  The holders of the common stock and the Series C convertible preferred stock, voting as one group, (i) elected nine directors for an annual term, (ii) approved on an advisory basis a resolution approving the Company’s named executive officer compensation, (iii) approved on an advisory basis to hold future advisory votes on executive compensation every three years, (iv) ratified the appointment of KPMG LLC to audit the Company's financial statements for fiscal 2013, and (v) approved an amendment to the Company’s Articles of Incorporation to effect a reverse split of the Company’s common stock at a reverse split ratio ranging from 1-for-4 to 1-for-8 shares of common stock in the range to be selected by the Board of Directors, to be implemented, if at all, upon the decision of the Board of Directors on or before May 21, 2014.

For the annual meeting there were 23,151,192 shares of common stock and 3,000,000 shares of Convertible Series C preferred stock outstanding and eligible to vote as one group, representing 34,984,867 votes eligible to be cast at the meeting, of which holders of common stock and Convertible Series C preferred stock representing 32,650,212 votes were present at the meeting in person or by proxy.  The tabulation for each matter voted upon at the meeting was as follows:

Nine nominees were elected to serve as Directors of the Company for an annual term by the following vote:

	For	Withheld	Broker Non-Vote
Steve H. Borgmann	23,853,952	299,004	8,497,256
Allen L. Dayton	23,878,487	274,469	8,497,256
Daniel R. Elsztain	23,849,583	303,373	8,497,256
James H. Friend	21,687,445	2,465,511	8,497,256
Donald J. Landry	21,687,994	2,464,962	8,497,256
William C. Latham	23,855,805	297,151	8,497,256
John M. Sabin	21,686,993	2,465,963	8,497,256
Kelly A. Walters	23,934,882	218,074	8,497,256
George R. Whittemore	23,265,394	887,562	8,497,256

The Company’s executive compensation was approved by the shareholders on an advisory basis by the following vote:

For	Against	Abstain	Broker Non-Vote
21,221,448	2,776,890	154,618	8,497,256

A frequency of every three years for the shareholder advisory vote on executive compensation was approved by the shareholders on an advisory basis by the following vote:

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
4,732,786	1,946,822	17,134,722	338,626	8,497,256

Shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2013 by the following vote:

For	Against	Abstain	Broker Non-Vote
29,892,347	2,655,729	102,136	0

Shareholder approval of an amendment to the Company’s Articles of Incorporation to effect a reverse split of the Company’s common stock at a reverse split ratio ranging from 1-for-4 to 1-for-8 shares of common stock, in the range to be selected by the Board of Directors, to be implemented, if at all, upon the decision of the Board of Directors on or before May 21, 2014 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
29,551,178	2,893,832	205,202	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Supertel Hospitality, Inc.

Date: May 22, 2013	By: /s/ Corrine L. Scarpello
Name: Corrine L. Scarpello
Title: Chief Financial Officer